PENFIELD PARTNERS, L.P.

                  Index to Financial Statements
                        December 31, 1997



                                                  PAGE(S)

Independent Auditors' Report                        1

Statement of Assets and Liabilities                 2

Statement of Operations                             3

Statements of Changes in Partners' Capital          4

Schedule of Investments                             6

Notes to Financial Statements                      10

                  Independent Auditors' Report


The Partners of
Penfield Partners, L.P.

     We have audited the accompanying Statement of Assets and Liabilities, including the Schedule of Investments, of Penfield Partners, L.P. as of December 31, 1997 and the related Statement of Operations for the year ended and the Statements of Changes in Partners' Capital for each of the two years in the period ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Penfield Partners, L.P. as of December 31, 1997, the results of its operations for the year then ended and the changes in its partners' capital for each of the two years in the period then ended, in conformity with generally accepted accounting principles.

                              Anchin, Block & Anchin LLP




New York, N.Y.
February 11, 1998

                     PENFIELD PARTNERS, L.P.

               STATEMENT OF ASSETS AND LIABILITIES
                        December 31, 1997



ASSETS

Investments in securities, at fair value          $25,363,533
Cash equivalents                                    3,087,545
Receivable from broker                                 67,873
Accrued income                                          5,152
Organization costs                                     51,484
                                                  ___________

     TOTAL ASSETS                                 $28,575,587
                                                  ___________

LIABILITIES

Securities sold short, at fair value              $ 3,111,724
Payable to broker                                   2,032,536
Accrued expenses                                       65,380
Payables for capital withdrawals                      704,731
                                                  ___________

     TOTAL LIABILITIES                            $ 5,914,371
                                                  ___________

PARTNERS' CAPITAL

General partners                                    1,577,200
Limited partners                                   21,084,016
                                                  ___________

     TOTAL PARTNERS' CAPITAL                      $22,661,216
                                                  ___________


     TOTAL LIABILITIES AND PARTNERS' CAPITAL      $28,575,587
                                                  ___________

Net asset value per Limited Partner's Unit        $    25,000
                                                  ___________




See Notes to Financial Statements

                     PENFIELD PARTNERS, L.P.

                     STATEMENT OF OPERATIONS
              For the Year Ended December 31, 1997




INVESTMENT GAINS
  Realized gains on investments, net    $ 1,629,151
  Unrealized gain on investments, net     2,966,830
                                        ___________

       Total Realized and Unrealized Investment Gain   $4,595,981

LOSS FROM OPERATIONS
  Income
     Interest                                96,925
     Dividends                              124,481
                                        ___________

                                            221,406

  Expenses
     Administrator's fee                    171,671
     Independent general partners' fees      20,000
     Interest                               111,424
     Professional fees                       85,048
     Amortization of organization costs      34,322
     Other                                   17,159
                                        ___________

                                            439,624

       Loss from Operations                             (218,218)
                                                       __________

NET INCOME                                             $4,377,763
                                                       __________










See Notes to Financial Statements


Page 4
                     PENFIELD PARTNERS, L.P.

            STATEMENT OF CHANGES IN PARTNERS' CAPITAL
              For the Year Ended December 31, 1997

                                 Corporate  Individual
                                 General    General   Limited
                    Total        Partner    Partners  Partners
                    ___________ __________  ________ ___________
PARTNERS' CAPITAL
  Beginning         $18,036,683 $1,268,319  $11,555  $16,756,809
                    ___________ __________  ________ ___________
CHANGES IN CAPITAL FROM
Investments and Operations
Realized & unrealized
  investment gains    4,595,981    548,737    2,488    4,044,756
Loss from operations   (218,218)   (40,381)    (113)    (177,724)
                    ___________ __________  ________ ___________
Net Increase          4,377,763    508,356    2,375    3,867,032
                    ___________ __________  ________ ____________

Partners' Transactions
Capital contributions 2,700,000      -          -      2,700,000
Capital transfers         -       (138,405)     -        138,405
Capital withdrawals  (2,453,230)   (75,000)     -     (2,378,230)
                    ___________ __________  ________ ___________
Net (Decrease)
  Increase              246,770   (213,405)     -        460,175
                    ___________ __________  ________ ___________
Total Increase in
  Partners Capital    4,624,533    294,951    2,375    4,327,207
                    ___________ __________  ________ ___________
PARTNERS' CAPITAL-
  Ending            $22,661,216 $1,563,270  $13,930  $21,084,016
                    ___________ __________  ________ ___________

Units Outstanding-
  Beginning             721.47      50.73     .46        670.28
                    ___________ __________  ________ ___________
CHANGES IN UNITS
  OUTSTANDING FROM
  Units Sold            108.00       -         -         108.00
  Units Transferred        -        (5.53)     -           5.53
  Units Issued for
   Net Income           175.11      20.33      .10       154.68
  Units Repurchased     (98.13)     (3.00)      -        (95.13)
                    ___________ __________  ________ __________
  Net Increase          184.98      11.80      .10       173.08
                    ___________ __________  ________ ___________
Units Outstanding-
  Ending                906.45      62.53      .56       843.36
                    ___________ __________  ________ ___________

See Notes to Financial Statements
Page 5
                     PENFIELD PARTNERS, L.P.

            STATEMENT OF CHANGES IN PARTNERS' CAPITAL
              For the Year Ended December 31, 1996

                                 CORPORATE  INDIVIDUAL
                                 GENERAL    GENERAL  LIMITED
                    TOTAL        PARTNER    PARTNERS PARTNERS
                    ___________ ___________ ________ ____________
PARTNERS' CAPITAL-
  Beginning         $16,472,679  $  780,023 $ 8,176  $15,684,480
                    ___________ ___________ ________ ____________
CHANGES IN CAPITAL FROM
Investments & Operations
Realized and unrealized
 investment gains     2,262,781   1,081,791     902    1,180,088
Loss from operations    (94,748)    (18,342)    (51)     (76,355)
                    ___________ ___________ ________ ____________
Net Increase          2,168,033   1,063,449     851    1,103,733
                    ___________ ___________ ________ ____________

Partners' Transactions
Capital contributions 1,543,633      75,000      -     1,468,633
Capital transfers         -          (2,528)   2,528       -
Capital withdrawals  (2,147,662)   (647,625)    -     (1,500,037)
                   ____________ ___________ ________ ____________
Net Decrease           (604,029)   (575,153)   2,528     (31,404)
                   ____________ ___________ ________ ____________
Total Increase in
  Partners' Capital   1,564,004     488,296   3,379    1,072,329
                  ____________ ___________ ________ ____________
PARTNERS' CAPITAL-
  Ending            $18,036,683  $1,268,319 $11,555  $16,756,809
                   ____________ ___________ ________ ____________
Units Outstanding-
  Beginning             658.91        31.20     .33      627.38
                   ____________ ___________ ________ ____________

CHANGES IN UNITS
  OUTSTANDING FROM
  Units Sold             61.75         3.00     -         58.75
  Units Transferred      -             (.10)    .10        -
  Units Issued for
   Net Income            86.72        42.54     .03       44.15
  Units Repurchased     (85.91)      (25.91)    -        (60.00)
                       ________      _______  ______    ________
  Net Decrease           62.56        19.53     .13       42.90
                       ________      _______  ______    ________
Units Outstanding-
  Ending                721.47        50.73     .46      670.28
                       ________      _______  ______    ________

See Notes to Financial Statements
Page 6
                     PENFIELD PARTNERS, L.P.

                     SCHEDULE OF INVESTMENTS
                        December 31, 1997

NUMBER                                                 FAIR
OF SHARES      DESCRIPTION                             VALUE

               COMMON STOCKS 110.13%

               AEROSPACE 1.38%
   50,000      Titan Corp.                             $  312,500

               AUTOMOTIVE PARTS .01%
   41,240      Steel City Products, Inc. restricted         1,287


               DRUGS AND HEALTHCARE 9.92%
   15,000      Advanced Magnetics, Inc.                   131,250
    9,500      Biomatrix, Inc.                            285,000
  133,571      Cardiac Control Systems, Inc. including
                  17,332 warrants (a)                      75,134
    8,953      Cardiac Control Systems, Inc.,
                 restricted (a)                             5,036
   25,000      Sofamor / Danek Group Inc.               1,631,250
  110,000      Viragen Inc.                               120,312
                                                       __________
                                                        2,247,982

               ENERGY 6.77%
   15,000      Chesapeake Energy Corp.                    113,437
   40,000      Chieftain International, Inc.              850,000
   30,000      Giant Industries, Inc.                     570,000
                                                       __________
                                                        1,533,437


               FINANCIAL SERVICES 6.54%
   32,500      New Century Financial Corp.                333,125
   25,000      PacificAmerica Money Center, Inc.          456,250
   36,000      R & G Financial Corp.                      693,000
                                                       __________
                                                        1,482,375


               HEALTHCARE SERVICES 4.10%
  100,000      Accuhealth, Inc.(a)                        162,500
   39,528      Accuhealth, Inc. restricted (a)             55,416
   27,500      Datascope Corp.                            711,562
                                                       __________
                                                          929,478

See Notes to Financial Statements
Page 7

                     PENFIELD PARTNERS, L.P.
               SCHEDULE OF INVESTMENTS (CONTINUED)
                        December 31, 1997

NUMBER                                                 FAIR
OF SHARES      DESCRIPTION                             VALUE

               COMMONS STOCKS (CONTINUED)

               INDUSTRIAL AND MACHINERY 1.79%
   31,760      Transnational Industries, Inc.,
                restricted (a)                            117,600
   50,000      Transnational Industries, Inc. (a)         287,500
                                                       __________
                                                          405,100

               MANUFACTURING 20.60%
   64,500      Blount International, Inc.               1,721,344
   65,000      Mercer International, Inc.                 572,812
    5,000      Mueller Industries, Inc.                   295,000
   42,500      Sealright Company, Inc.                    525,937
   55,000      Sun Hydraulics Corp.                       660,000
   20,000      Trinity Industries, Inc.                   892,500
                                                       __________
                                                        4,667,593
               MINING 4.04%
   20,000      Cleveland Cliffs, Inc.                     916,250

               MISCELLANEOUS 2.69%
   10,000      Alcide Corp.                               610,000

               RESTAURANT, LODGING AND ENTERTAINMENT 12.04%
  205,000      BFX Hospitality Group, Inc.                589,375
  175,000      Casino Data Systems                        503,125
  120,000      Grand Casinos, Inc.                      1,635,000
                                                       __________
                                                        2,727,500

               RETAILING 5.12%
   21,875      99 Cents Only Stores                       645,312
   25,000      American Stores Co.                        514,062
                                                       __________
                                                        1,159,374

               SERVICE 4.47%
   60,000      Emcon                                      307,500
   30,000      Insurance Auto Auctions, Inc.              345,000
   10,000      Iron Mountain Inc.                         360,000
                                                       __________
                                                          300,594

See Notes to Financial Statements
Page 8
                     PENFIELD PARTNERS, L.P.
               SCHEDULE OF INVESTMENTS (CONTINUED)
                        December 31, 1997

NUMBER                                                 FAIR
OF SHARES      DESCRIPTION                             VALUE

               TECHNOLOGY 22.92%
   10,000      ASM Lithography Holding                    675,000
   95,000      Adage Inc.                                 718,435
  105,000      Ampex Corp.                                249,375
   93,500      Aseco Corp.                                797,672
   20,000      Asyst Technologies, Inc.                   435,000
   10,000      Centennial Technologies, Inc.               10,000
   30,000      Cerprobe Corp.                             513,750
   44,500      Cognitronics Corp.                         853,844
   20,000      Helix Technology Corp.                     390,000
  110,000      Media 100, Inc.                            550,000
                                                       __________
                                                        5,193,076

               TELECOMMUNICATIONS 4.11%
   20,000      Telephone & Data Systems, Inc.             931,250

               UTILITIES 3.65%
   70,000      Northeast Utilities                        826,875

                                                       __________
     TOTAL COMMON STOCKS (COST $21,318,454)           $24,956,577
                                                       __________

               PREFERRED STOCKS 1.65%

               HEALTHCARE SERVICES 1.65%
  187,500      Accuhealth, Inc., restricted (a)        $  375,000
                 (Cost $375,000)                       __________

               CALLS .14%

       50      Grand Casinos Feb 12 1/2                     9,062
      333      Grand Casinos Feb 15                        22,894
                                                       __________
               TOTAL CALLS (COST $34,873)                  31,956

          TOTAL INVESTMENTS (COST $21,728,327)        $25,363,533
                                                      ___________


(a) Affiliated issuer under the Investment Company Act of 1940, in as much as the Fund owns more than 5% of the voting securities of the issuer.

All percentages are relative to Partners' Capital
Page 9


                     PENFIELD PARTNERS, L.P.

               SCHEDULE OF INVESTMENTS (CONTINUED)
                        December 31, 1997


SECURITIES SOLD SHORT

NUMBER                                                 FAIR
OF SHARES      DESCRIPTION                             VALUE

               COMMON STOCKS 13.73%

               BIOTECH .65%
   30,000      Biospherics, Inc.                       $  148,125

               DRUGS AND HEALTHCARE 2.59%
   15,000      Biovail Corporation International          585,937

               ENERGY 2.75%
   15,000      Chesapeake Energy Corp.                    113,440
    5,500      SLH Corporation                            308,000
   20,000      Superior Energy Services, Inc.             202,500
                                                       __________
                                                          623,940

               SHOES AND APPAREL 2.59%
   15,000      Nike Inc.                                  585,937


               TECHNOLOGY 3.10%
   10,000      Centennial Technologies, Inc.               10,000
   11,250      Molex Inc.                                 361,409
   17,000      Schick Technologies, Inc.                  330,439
                                                       __________
                                                          701,848

               TRANSPORTATION 2.06%
    7,500      Airborne Freight Corp.                     465,937

               TOTAL SECURITIES SOLD SHORT
                 (PROCEEDS $3,966,772)                 $3,111,724
                                                       __________
                                                       __________


All percentages are relative to Partners' Capital
See Notes to Financial Statements



Page 10

                     PENFIELD PARTNERS, L.P.

               NOTES TO FINANCIAL STATEMENTS
                        December 31, 1997


ORGANIZATION   Penfield Partners, L.P. ("the Fund") was organized
               in November 1988 in the State of Delaware as a limited partnership for the purpose of trading in securities. The Fund will continue until December
               31, 2028 unless sooner terminated as provided for in the Partnership Agreement. The Fund's investment objective is to seek long-term capital appreciation by investing and trading primarily in equity securities and securities with equity features of publicly listed companies.

               Effective July 1, 1994, the Fund registered under the Investment Company Act of 1940 ("1940 Act") to operate as a nondiversified management company and a closed-end interval fund.

REPURCHASE     The Fund, as a closed-end interval fund, has
POLICIES       adopted certain policies for its repurchase of
               units from partners as fundamental policies which, under Rule 23c-3 promulgated under the 1940 Act, may not be changed without the vote of the holders of a majority of the outstanding units (as determined under the 1940 Act). These repurchase policies are as follows:

                 (a) The Fund will offer to repurchase units at
               intervals of six months in accordance with the Fund's Amended and Restated Agreement of Limited
               Partnership ("Partnership Agreement").

                 (b) The Fund will allow its partners to submit
               requests for repurchases of units by June 16th and December 17th of each year.

                 (c) The Fund will establish a maximum of
               fourteen days between each deadline for
               repurchase requests and the applicable repurchase date such that repurchases of units shall occur on June 30th and December 31st of each year.

               The Individual General Partners are authorized under the Partnership Agreement to establish other policies relating to repurchases of units that are consistent with the 1940 Act. The repurchase of units by the Fund allows partners to

Page 11
                     PENFIELD PARTNERS, L.P.
                  NOTES TO FINANCIAL STATEMENTS
                        December 31, 1997

               redeem units semi-annually, subject to the terms and limitations set forth in the Partnership
               Agreement.

               On November 9, 1997, the Fund offered to repurchase up to 25% of the outstanding units of the Fund. Partners holding 3% of the units outstanding on December 31, 1997 equal to $704,731 elected to tender their units to the Fund for repurchase.

FINANCIAL      The preparation of financial statements in
STATEMENT      conformity with generally accepted accounting
ESTIMATES      principles may require management to make
               estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

VALUATION OF   Purchases and sales of securities are recorded on
SECURITIES     a trade date basis.

               Investments in securities and securities sold short which are traded on a national securities exchange or listed on NASDAQ are valued at the last reported sales price on the last business day of the year. Investments in securities and securities sold short which are traded in the over-the-counter market are valued at the average of the bid and asked prices on the last trade date.

               Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Individual
               General Partners.

ORGANIZATION   Organization costs are being amortized on a
COSTS          straight-line basis over a period of 60 months.
               Accumulated amortization at December 31, 1997 is
               $120,128.

INCOME TAXES   The Fund is not subject to income taxes.  The
               partners report their distributive share of realized income or loss on their own tax returns.

Page 12
                     PENFIELD PARTNERS, L.P.

                  NOTES TO FINANCIAL STATEMENTS
                        December 31, 1997

CASH           Cash equivalents include:
EQUIVALENTS
AND CUSTODY    Balance at broker                  $3,022,333
CONCENTRATIONS Money market funds at brokers          65,212
                                                  __________
                                                  $3,087,545

               Balance at broker consists of a brokerage account with Furman Selz LLC. The Securities Investors Protection Corporation (SIPC) insures the brokerage account to the extent of $500,000 (including up to $100,000 for cash). Securities in excess if these limits are covered by the broker in the amount of $99.5 million. Amounts in excess of insurance coverages are secured by the good faith and credit of the broker.

SECURITIES     The fund is subject to certain inherent risks
SOLD SHORT     arising from its activities of selling securities
               short. The ultimate cost to the Fund to acquire these securities may exceed the liability reflected in the financial statements. In addition, the Fund is required to maintain collateral with the broker to secure these short positions.


DERIVATIVE     Derivative financial instruments traded by the
FINANCIAL      Partnership (the value of which is based upon an
INSTRUMENTS    underlying assets, index or reference rate)
               consist of stock options.

               Derivatives are used for trading purposes and for managing risks associated with the portfolio of investments. They are subject to various risks similar to those related to the underlying financial instruments, including market risks.
               The notional amount of derivatives is not recorded on the balance sheet. Such amount does not measure the exposure of the Partnership, nor the amounts exchanged by the parties. The amounts exchanged are calculated on the basis of notional amounts and the other terms of the derivatives, which relate to security prices, or financial or other indices. The notional values of options purchased amounted to approximately $562,000 as of December 31, 1997.

Page 13
                     PENFIELD PARTNERS, L.P.

                  Notes to Financial Statements
                        December 31, 1997


               Market risk is the potential for changes in the value of derivative financial instruments due to market changes and fluctuations in security prices.

               The partnership had trading gains of approximately
               $101,000 on options purchased. The average value of these option contracts for the year was approximately $46,000.

ALLOCATIONS    The net income of the Partnership is allocated
OF INCOME      semiannually on June 30th and December 31st, 20%
(LOSS)         to the Corporate General Partner and 80% to all
               partners in proportion of the number of units held by each. A net loss is allocated among the partners in proportion to the number of units owned by each. If there is a loss for an accounting period, the 20% allocation to the Corporate General Partner will not apply to future periods until the loss has been recovered. For the semiannual period ended December 31, 1997, the Fund had a net loss of $1,750,410. For purposes of the 20% allocation, the net income was reduced by a loss carryover from June 30, 1997 of $464,136, and the allocation was $257,255.

               All net income allocated to partners is
               reinvested. In order to maintain a $25,000 price per unit, the number of units held by each partner at the close of each semiannual period will be adjusted to equal the partner's capital account divided by $25,000.

RELATED PARTY  The Administration Agreement provides for fees
TRANSACTIONS   payable to the Fund's administrator, the general
               partner of the Corporate General Partner. The administrator's fee is calculated at a rate of .0625% of the net asset value of the Fund at the beginning of each month. (.75% per annum).

               A fee is payable to each of the Independent
               Individual General Partners at $10,000 per annum, plus out-of-pocket expenses incurred by them in performing their duties under the Partnership Agreement.


Page 14
                     PENFIELD PARTNERS, L.P.

                  NOTES TO FINANCIAL STATEMENTS
                        December 31, 1997

               The accompanying Statement of Assets and Liabilities includes unpaid fees to the administrator of $45,130.

               At December 31, 1997 the Fund has an investment in Transnational Industries, a private placement security in which an Individual General Partner is a director and an investor through another entity. The investment is valued at $405,100.


PURCHASES AND  Purchases and sales of securities aggregated
SALES OF       $51,887,938 and $50,229,729, respectively.
SECURITIES

SUBSEQUENT     Effective January 1, 1998 partners' capital
CAPITAL        of approximately $1,425,000 was contributed
TRANSACTIONS   to the Partnership.

SELECTED                                Years Ended
FINANCIAL                               December 31,
INFORMATION                _________________________________
                          1997     1996      1995    1994

  Ratio of Total
   Expenses to
   Average Net Assets      1.94%   1.53%     2.18%   1.23%

  Ratio of Loss from
   Operations to
   Average Net Assets      (.96)%  (.48)%    (1.12)% (0.48)%

  Ratio of Net Income to
   Average Net Assets     19.28%   10.89%    9.59%     0.65%

  Portfolio Turnover
  Rate                     2.10     1.82     1.19      1.87

  Total Return            21.89    13.41%    10.14%     0.53%

  Average Commission
   Rate Paid              $.0515   $.0448      (a)      (a)

   (a) This disclosure is not required prior to 1996.